EXHIBIT 99.1

                              NORTH VALLEY BANCORP



                       SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS


                                ON MARCH 28, 2000



         The undersigned holder of common stock acknowledges receipt of a copy of the notice of special meeting of shareholders of North Valley Bancorp and the accompanying proxy statement/prospectus dated February __, 2000, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Sharon L. Benson, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of North Valley Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the special meeting of shareholders of North Valley Bancorp, to be held at the administrative office of North Valley Bank at 880 East Cypress Avenue, Redding, California, on March 28, 2000, at 4:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement/prospectus and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.


         UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:


         1. To consider and vote on a proposal to approve the Agreement and Plan of Reorganization and Merger, dated as of October 3, 1999, as amended on January 28, 2000, among North Valley Bancorp, Six Rivers National Bank and NVB Interim National Bank and the transactions contemplated by the plan of reorganization, including the merger of Six Rivers National Bank into NVB Interim National Bank.


         2. To approve amendments to the North Valley Bancorp articles of incorporation and bylaws to provide for the classification of the board of directors.

         3. In their discretion, to transact such other business as may properly come before the special meeting or any postponements or adjournments of the special meeting.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 SET FORTH ABOVE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2 SET FORTH ABOVE.


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SHAREHOLDER(S)                                      No. of Common Shares  ______

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Date: _________________, 2000               Please date and sign exactly as your
                                            name(s)  appears.  When  signing  as
                                            attorney,  executor,  administrator,
                                            trustee,  or  guardian,  please give
                                            full   title.   If  more   than  one
                                            trustee,  all should sign. All joint
                                            owners  should sign.  WHETHER OR NOT
                                            YOU  PLAN TO  ATTEND  THIS  MEETING,
                                            PLEASE EITHER DATE,  SIGN AND RETURN
                                            THIS PROXY AS  PROMPTLY  AS POSSIBLE
                                            IN   THE    ENCLOSED    POSTAGE-PAID
                                            ENVELOPE  OR  VOTE BY  TELEPHONE  AS
                                            INDICATED BELOW.

                                            I/we do [ ] or do not [ ] expect  to
                                            attend this meeting.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

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                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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                                VOTE BY TELEPHONE
        [GRAPHIC OMITTED] QUICK *** EASY *** IMMEDIATE [GRAPHIC OMITTED]
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           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch-tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

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OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1
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                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

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OPTION 2: If you choose to vote on each Proposal separately, press 0. You will hear these instructions:
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           Proposal 1 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
           Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

           The instructions are the same for all remaining proposals.

                                       OR

2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                              THANK YOU FOR VOTING.

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